LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.7%

General Growth Properties, Inc.

1,240

$

51,063

Lehman Brothers Holdings, Inc.

740

48,426

FINANCIALS 35.7%

Chubb Corp.

851

46,448

PNC Financial Services Group,

Washington Mutual, Inc.

19,082

$

259,706

Inc.†

691

45,364

Freddie Mac

7,183

244,725

CIT Group, Inc.

9,970

239,579

Total Financials

5,493,128

Countrywide Financial Corp.

23,600

210,984

National City Corp.

12,182

200,516

CONSUMER DISCRETIONARY 26.6%

E*Trade Financial Corp.*†

50,473

179,179

KB HOME†

15,190

328,104

First Horizon National Corp.†

9,533

173,024

Lennar Corp. — Class A†

17,650

315,758

MBIA, Inc.†

8,440

157,237

D.R. Horton, Inc.

23,550

310,153

Regions Financial Corp.†

6,443

152,377

Circuit City Stores, Inc.†

70,273

295,147

Huntington Bancshares, Inc.

10,103

149,120

Dillard's, Inc. — Class A†

15,309

287,503

KeyCorp†

6,314

148,063

OfficeMax, Inc.†

13,633

281,658

Wachovia Corp.†

3,846

146,263

Jones Apparel Group, Inc.†

13,802

220,694

Ambac Financial Group, Inc.†

5,650

145,600

AutoNation, Inc.*†

13,110

205,303

Citigroup, Inc.

4,705

138,515

Centex Corp.

7,410

187,177

Comerica, Inc.

3,060

133,202

Brunswick Corp.†

10,142

172,921

Sovereign Bancorp, Inc.

11,670

133,038

Gannett Co., Inc.

4,370

170,430

XL Capital Ltd.†

2,620

131,812

New York Times Co. — Class

Allstate Corp.

2,434

127,128

A†

8,236

144,377

Bank of America Corp.

2,929

120,851

Whirlpool Corp.

1,565

127,751

American Capital Strategies,

CBS Corp.

4,688

127,748

Ltd.

3,410

112,394

Ford Motor Co.*†

17,746

119,431

Marshall & Ilsley Corp.†

4,070

107,774

Leggett & Platt, Inc.†

6,546

114,162

Bear Stearns Cos., Inc.†

1,194

105,371

Macy's, Inc.

4,349

112,509

Apartment Investment &

Office Depot, Inc.*

6,550

91,110

Management Co. — Class A†

2,997

104,086

Eastman Kodak Co.†

3,687

80,635

Morgan Stanley

1,950

103,565

Limited Brands, Inc.

3,790

71,745

Travelers Cos, Inc.

1,924

103,511

J.C. Penney Co., Inc.

1,480

65,105

BB&T Corp.†

3,364

103,174

Liz Claiborne, Inc.

3,140

63,899

Cincinnati Financial Corp.

2,432

96,161

Time Warner, Inc.

3,827

63,184

Fifth Third Bancorp†

3,780

94,991

Carnival Corp.

1,060

47,159

SunTrust Banks, Inc.†

1,466

91,610

Big Lots, Inc.*

2,890

46,211

JPMorgan Chase & Co.

2,068

90,268

Mattel, Inc.

2,410

45,886

Genworth Financial, Inc.

Total Consumer Discretionary

4,095,760

Class A

3,543

90,169

Zions Bancorporation†

1,870

87,310

UTILITIES 14.1%

Equity Residential

2,390

87,163

Integrys Energy Group, Inc.

4,215

217,873

Marsh & McLennan Cos., Inc.

3,270

86,557

NiSource, Inc.†

11,088

209,452

Merrill Lynch & Co., Inc.

1,340

71,931

DTE Energy Co.

3,770

165,729

Developers Diversified Realty

Pinnacle West Capital Corp.†

3,547

150,428

Corp.†

1,820

69,688

Duke Energy Corp.†

7,278

146,797

Lincoln National Corp.

1,194

69,515

Progress Energy, Inc.†

2,911

140,980

Hartford Financial Services

Consolidated Edison, Inc.

2,780

135,803

Group, Inc.

770

67,136

Pepco Holdings, Inc.

4,420

129,639

Host Hotels & Resorts, Inc.

3,930

66,967

TECO Energy, Inc.

7,286

125,392

U.S. Bancorp†

2,059

65,353

Nicor, Inc.†

2,921

123,704

Capital One Financial Corp.

1,360

64,274

Xcel Energy, Inc.†

4,725

106,643

ACE Ltd.

971

59,988

Ameren Corp.†

1,947

105,547

Wells Fargo & Co.†

1,925

58,116

M&T Bank Corp.

660

53,836

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LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

CenterPoint Energy, Inc.

4,927

$

84,400

Citizens Communications Co.†

7,179

$

91,389

Southern Co.

1,833

71,029

Verizon Communications, Inc.

2,041

89,171

CMS Energy Corp.

4,040

70,215

Windstream Corp.

5,306

69,084

American Electric Power Co.,

AT&T, Inc.

1,408

58,516

Inc.

1,483

69,049

Total Telecommunication Services

517,372

PG&E Corp.

1,519

65,454

Dominion Resources, Inc.

1,134

53,808

INFORMATION TECHNOLOGY 2.4%

Total Utilities

2,171,942

Jabil Circuit, Inc.†

10,120

154,532

Electronic Data Systems Corp.

5,856

121,395

MATERIALS 4.2%

Micron Technology, Inc.*†

13,415

97,259

Ashland, Inc.

3,113

147,650

Total Information Technology

373,186

Weyerhaeuser Co.†

1,775

130,888

International Paper Co.

3,970

128,549

ENERGY 1.8%

Dow Chemical Co.

2,343

92,361

Spectra Energy Corp.†

10,670

275,499

Bemis Co.

3,054

83,618

Total Energy

275,499

MeadWestvaco Corp.

1,916

59,971

Total Materials

643,037

Total Common Stocks

(Cost $14,707,526)

15,333,304

CONSUMER STAPLES 4.2%

Face

Tyson Foods, Inc. — Class A†

13,186

202,141

Amount

SUPERVALU, Inc.

4,595

172,405

REPURCHASE AGREEMENTS

Dean Foods Co.

3,050

78,873

0.8%

Kroger Co.

2,610

69,713

Collateralized by U.S. Treasury

Reynolds American, Inc.

915

60,353

Obligations

Safeway, Inc.

1,517

51,897

Mizuho Financial Group, Inc.

Total Consumer Staples

635,382

issued 12/31/07 at 1.40% due

01/02/08

$

67,066 $

67,066

INDUSTRIALS 3.8%

Lehman Brother Holdings, Inc.

Ryder System, Inc.

3,164

148,740

issued 12/31/07 at 1.00% due

Masco Corp.†

5,468

118,163

01/02/08

39,566

39,566

Tyco International Ltd.†

2,240

88,816

Morgan Stanley issued

Allied Waste Industries, Inc.*

6,475

71,355

12/31/07 at 1.20% due

RR Donnelley & Sons Co.

1,811

68,347

01/02/08

10,318

10,318

Avery Dennison Corp.

880

46,763

Total Repurchase Agreements

Northrop Grumman Corp.

556

43,724

(Cost $116,950)

116,950

Total Industrials

585,908

SECURITIES LENDING COLLATERAL 23.2%

HEALTH CARE 3.5%

Investment in Securities Lending Short

AmerisourceBergen Corp.

4,070

182,621

Term

McKesson Corp.

1,362

89,225

Investment Portfolio Held

Cardinal Health, Inc.

1,270

73,343

by U.S. Bank

3,570,991

3,570,991

Tenet Healthcare Corp.*†

13,661

69,398

Pfizer, Inc.

2,940

66,826

Total Securities Lending Collateral

Covidien Ltd.

1,370

60,677

(Cost $3,570,991)

3,570,991

Total Health Care

542,090

Total Investments 123.7%

(Cost $18,395,467)

$

19,021,245

TELECOMMUNICATION SERVICES 3.4%

Liabilities in Excess of Other

Sprint Nextel Corp.†

8,759

115,006

Assets – (23.7)%

$

(3,639,569)

Embarq Corp.

1,902

94,206

Net Assets – 100.0%

$

15,381,676

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007.

2